Exhibit 99.1

PublicSquare Reports First Quarter 2025 Financial Results

WEST PALM BEACH, Fla, May 8, 2025 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”), America's leading marketplace and payments ecosystem valuing life, family, and liberty, reported today financial results for the first quarter 2025.

“The first quarter of 2025 saw a number of our FinTech initiatives begin to come to fruition, helping us to achieve another quarter of solid revenue performance coupled with a significant decrease in customer acquisition cost reflected in meaningfully lower sales and marketing spending,” stated Michael Seifert, Chairman and Chief Executive Officer of PublicSquare. "Our 2025 plans are on track as we continue to integrate and onboard new merchants to our FinTech stack and leverage synergies across the PublicSquare ecosystem. Further, with the strategic evolution of our Marketplace to a Made in America focus, we are confident in our ability to achieve our 2025 goals, reaffirming our 2025 guidance, all within a more streamlined and cost-efficient operating structure.”

FIRST QUARTER 2025 HIGHLIGHTS
•Net revenue for the quarter ended March 31, 2025 was $6.7 million compared to $3.5 million for the first quarter 2024, a 95% increase compared to the prior year period
◦Financial Technology revenue for the quarter ended March 31, 2025 was $3.1 million
◦Marketplace revenue for the quarter ended March 31, 2025 was $0.4 million
◦Brands revenue for the quarter ended March 31, 2025 was $3.3 million
•Operating expense (defined as general and administrative, sales and marketing, and research and development) for the quarter ended March 31, 2025 decreased 10% compared to the prior year period
◦Sales & Marketing expense for the quarter ended March 31, 2025 decreased 48% compared to the prior year period
•Gross Margin for the quarter ended March 31, 2025 was 58% compared to 43% in the prior year period

BALANCE SHEET & LIQUIDITY
•As of March 31, 2025, PublicSquare had $28.0 million of cash and cash equivalents and $0.2 million of restricted cash
•The Company had an outstanding principal balance of $3.7 million on its $10.0 million revolving line of credit as of March 31, 2025
•Approximately $1.1 million of cash was utilized in the first quarter 2025 as part of the Company’s balance sheet strategy where the Company holds certain consumer receivables from its consumer finance business on its balance sheet to increase revenue potential instead of immediately monetizing them to third parties

2025 BUSINESS OUTLOOK & GUIDANCE
The Company’s 2025 outlook and guidance remains unchanged:
•Total year-over-year revenue growth of greater than 100% or greater than $46 million
•Operating expense (defined as general and administrative, sales and marketing, and research and development) to be lower than 2024 reflecting foundational investments and the full impact of organizational changes made in late 2024

First Quarter 2025 Conference Call and Webcast

Management will host a teleconference and webcast to discuss its first quarter 2025 results today, May 8, 2025 at 4:30 p.m. ET. The conference call can be heard live through a link on the PublicSquare Investor Relations website https://investors.publicsquare.com. During the webcast, the Company will take both inbound questions received ahead of the call and questions from equity research analysts. In addition, you may participate in the conference call by dialing (888) 210-4474 domestically or (646) 960-0693 internationally, referencing conference ID # 9605882. Attendees should log in to the webcast or dial in approximately 15 minutes prior to the call’s start time.

About PublicSquare

PublicSquare is a marketplace and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Financial Technology, Marketplace and Brands. PublicSquare’s Financial Technology segment includes Credova, a consumer financing and payments company. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our expected revenue, revenue growth, operating expenses, anticipated growth, ability to achieve profitability, and our outlook; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (iv) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (v) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (vii) the ability to execute PublicSquare’s anticipated business plans and strategy, (viii) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (ix) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (x) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare's payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, and (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:
investment@publicsquare.com
Media Contact:
pr@publicsquare.com

PSQ HOLDINGS, INC. (dba PublicSquare)
Condensed Consolidated Balance Sheets

	March 31, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$28,039,959	$36,324,354
Restricted cash	236,896	265,253
Accounts receivable, net	674,432	447,819
Loans held for investment, net of allowance for credit losses of $651,225 and $689,007 as of March 31, 2025 and December 31, 2024, respectively	3,683,791	3,986,997
Lease merchandise, net of accumulated depreciation of $25,573 and zero and allowances of $367,201 and zero as of March 31, 2025 and December 31, 2024, respectively	656,189	—
Interest receivable	239,034	314,104
Inventory	2,432,560	2,663,397
Prepaid expenses and other current assets	2,782,204	2,835,238
Total current assets	38,745,065	46,837,162
Loans held for investment, net of allowance for credit losses of $106,013 and $127,038 as of March 31, 2025 and December 31, 2024, respectively, non-current	618,789	735,118
Property and equipment, net	228,605	275,539
Intangible assets, net	15,343,411	15,790,437
Goodwill	10,930,978	10,930,978
Operating lease right-of-use assets	230,487	274,603
Deposits	56,909	50,004
Total assets	$66,154,244	$74,893,841

Liabilities and stockholders’ equity
Current liabilities:
Revolving line of credit	$3,704,403	$3,777,279
Accounts payable	3,104,975	3,503,553
Accrued expenses	1,592,588	1,167,329
Deferred revenue	57,754	53,671
Operating lease liabilities, current portion	109,570	122,587
Total current liabilities	8,569,290	8,624,419
Convertible promissory notes, related party (Note 9)	20,000,000	20,000,000
Convertible promissory notes	8,449,500	8,449,500
Earn-out liabilities	170,000	620,000
Warrant liabilities	2,804,500	10,186,000
Operating lease liabilities	135,248	163,716
Total liabilities	40,128,538	48,043,635
Commitments and contingencies (Note 16)
Stockholders’ equity
Preferred stock, $0.0001 par value; 50,000,000 authorized shares; no shares issued and outstanding as of March 31, 2025 and December 31, 2024	—	—
Class A Common stock, $0.0001 par value; 500,000,000 authorized shares; 39,959,012 shares and 39,575,499 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	3,996	3,958
Class C Common stock, $0.0001 par value; 40,000,000 authorized shares; 3,213,678 shares issued and outstanding as of March 31, 2025, and December 31, 2024	321	321
Additional paid in capital	150,369,162	146,746,355
Accumulated deficit	(124,347,773)	(119,900,428)
Total stockholders’ equity	26,025,706	26,850,206
Total liabilities and stockholders’ equity	$66,154,244	$74,893,841

PSQ HOLDINGS, INC. (dba PublicSquare)
Condensed Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Revenues, net	$6,749,621	$3,465,889
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	736,245	598,361
Cost of goods sold (exclusive of depreciation and amortization expense shown below)	2,073,274	1,391,408
General and administrative	10,524,491	10,262,878
Sales and marketing	2,456,386	4,682,638
Research and development	1,437,453	1,141,958
Depreciation and amortization	1,211,110	296,597
Total costs and expenses	18,438,959	18,373,840
Operating loss	(11,689,338)	(14,907,951)
Other income (expense):
Other income, net	287,190	103,379
Change in fair value of earn-out liabilities	450,000	120,000
Change in fair value of warrant liabilities	7,381,500	2,231,500
Interest expense, net	(868,457)	(124,178)
Loss before income taxes	(4,439,105)	(12,577,250)
Income tax (expense) benefit	(8,240)	419
Net loss	$(4,447,345)	$(12,576,831)

Net loss per common share, basic and diluted	$(0.10)	$(0.44)
Weighted average shares outstanding, basic and diluted	42,953,447	28,395,756

PSQ HOLDINGS, INC. (dba PublicSquare)
Condensed Consolidated Statements of Cash Flows (Unaudited)

	For the Three Months Ended March 31,
	2025	2024
Cash Flows from Operating Activities
Net loss	$(4,447,345)	$(12,576,831)
Adjustment to reconcile net loss to net cash used in operating activities:
Change in fair value of warrant liabilities	(7,381,500)	(2,231,500)
Change in fair value of earn-out liabilities	(450,000)	(120,000)
Share-based compensation	3,622,845	5,886,423
Amortization of step-up in loans held for investment	169,607	—
Provision for credit losses on loans held for investment and lease merchandise	661,963	75,507
Origination of loans and leases for resale	(7,869,448)	(1,493,581)
Proceeds from sale of loans and leases for resale	8,931,822	1,576,585
Gain on sale of loans and leases	(1,062,374)	(83,004)
Depreciation and amortization	1,211,110	296,597
Non-cash operating lease expense	41,485	94,774
Changes in operating assets and liabilities:
Accounts receivable	(226,613)	(160,729)
Interest receivable	75,070	(426,042)
Inventory	230,837	231,801
Prepaid expenses and other current assets	53,034	1,409,133
Deposits	(6,905)	25,644
Accounts payable	(373,712)	1,333,428
Accrued expenses	425,259	(185,658)
Deferred revenue	4,083	(81,500)
Operating lease liabilities	(41,485)	(95,787)
Net cash used in operating activities	(6,432,267)	(6,524,740)

Cash flows from Investing Activities
Additions to lease merchandise	(1,106,117)	—
Software development costs	(656,658)	(769,641)
Principal paydowns on loans held for investment	4,532,763	984,888
Disbursements for loans held for investment	(4,577,597)	(715,036)
Acquisition of businesses, net of cash acquired	—	141,215
Net cash used in investing activities	(1,807,609)	(358,574)

Cash flows from Financing Activities
Proceeds from revolving line of credit	2,270,331	—
Repayments on revolving line of credit	(2,343,207)	(215,865)
Net cash used in financing activities	(72,876)	(215,865)
Net decrease in cash, cash equivalents and restricted cash	(8,312,752)	(7,099,179)
Cash, cash equivalents and restricted cash, beginning of period	36,589,607	16,446,030
Cash, cash equivalents and restricted cash, end of the period	$28,276,855	$9,346,851
Cash and cash equivalents	28,039,959	9,112,952
Restricted cash	236,896	233,899
Total cash, cash equivalents and restricted cash, end of the period	$28,276,855	$9,346,851

Supplemental Non-Cash Investing and Financing Activity
Accrued variable compensation settled with RSU grants	$—	$411,878
Shares issued in connection with Credova Merger	$—	$14,137,606
Note Exchange in connection with Credova Merger	$—	$8,449,500

Non-GAAP Financial Measures
The non-GAAP financial measures below have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies.
Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of our management team; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.
For the periods presented, we define non-GAAP operating loss as GAAP operating loss, adjusted to exclude, as applicable, certain expenses as presented in the table below:

	For the three months ended March 31,
	2025	2024
Reconciliation:
GAAP operating loss	$(11,689,338)	$(14,907,951)
Non-GAAP adjustments
Corporate costs not allocated to segments	(1,971,372)	(5,355,542)
Transaction costs incurred in connection with acquisitions	—	(2,293,594)
Share-based compensation (exclusive of what is included in transaction costs above)	(3,622,845)	(4,999,014)
Depreciation and amortization	(1,211,110)	(296,597)
Non-GAAP operating loss	$(4,884,011)	$(1,963,204)